UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2003-BC1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-21                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  October 2, 2003       By:   /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
                         STATEMENT TO CERTIFICATEHOLDERS
                                September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A         163,345,000.00   116,593,166.28  5,985,137.10    161,643.47   6,146,780.57       0.00            0.00      110,608,029.18
M1         16,168,000.00    16,168,000.00          0.00     29,376.36      29,376.36       0.00            0.00       16,168,000.00
M2         15,610,000.00    15,610,000.00          0.00     45,164.93      45,164.93       0.00            0.00       15,610,000.00
B1         12,822,000.00    12,822,000.00          0.00     56,420.36      56,420.36       0.00            0.00       12,822,000.00
B2          4,460,000.00     4,460,000.00          0.00     33,450.00      33,450.00       0.00            0.00        4,460,000.00
R                   0.00             0.00          0.00          0.00           0.00       0.00            0.00                0.00
P                 100.00           100.00          0.00     13,358.50      13,358.50       0.00            0.00              100.00
D           5,876,287.00     5,198,086.25    500,336.65          0.00     500,336.65       0.00            0.00        4,697,749.60
X          10,592,807.07    10,592,807.07          0.00  1,211,271.09   1,211,271.09       0.00            0.00       10,592,807.07
TOTALS    228,874,194.07   181,444,159.60  6,485,473.75  1,550,684.71   8,036,158.46       0.00            0.00      174,958,685.85
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A         86359ALZ4        713.78472729   36.64107931    0.98958321     37.63066252      677.14364798      A         1.610000 %
M1        86359AMA8      1,000.00000000    0.00000000    1.81694458      1.81694458    1,000.00000000      M1        2.110000 %
M2        86359AMB6      1,000.00000000    0.00000000    2.89333312      2.89333312    1,000.00000000      M2        3.360000 %
B1        86359AMC4      1,000.00000000    0.00000000    4.40027765      4.40027765    1,000.00000000      B1        5.110000 %
B2        86359AMD2      1,000.00000000    0.00000000    7.50000000      7.50000000    1,000.00000000      B2        9.000000 %
P         N/A            1,000.00000000    0.00000000  133,585.0000   133,585.00000    1,000.00000000      P         0.000000 %
D         N/A              884.58685731   85.14503291    0.00000000     85.14503291      799.44182440      D         0.000000 %
X         N/A            1,000.00000000    0.00000000  114.34845193    114.34845193    1,000.00000000      X         0.000000 %
TOTALS                     792.76809838   28.33641327    6.77527109     35.11168436      764.43168511
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-

 Total Beginning Number of Loans                                                                                             1,811
Beginning Collateral Balance                                                                                       176,246,073.35
Scheduled Interest                                                                                                   1,614,755.51
Scheduled Principal                                                                                                    105,669.80
Liquidation Proceeds                                                                                                         0.00
Insurance Proceeds                                                                                                           0.00
Repurchased Principal                                                                                                        0.00
Unscheduled Principal (Payoffs and Curtailments)                                                                     5,879,145.65
Current Losses                                                                                                             321.65
Ending Collateral Balance                                                                                          170,260,936.25
Total Ending Number of Loans                                                                                                1,759

Weighted Average Mortgage Rate for All Loans                                                                              10.99 %
Weighted Average Net Mortgage Rate for All Loans                                                                          10.48 %

Weighted Average Term to Maturity                                                                                          305.00

OverCollateralization Amount                                                                                        10,592,907.07
Targeted OverCollateralization Amount                                                                               10,592,907.07
OverCollateralization Deficiency Amount                                                                                      0.00
OverCollateralization Release Amount                                                                                         0.00
Monthly Excess Interest                                                                                              1,211,592.74
Monthly Excess Cash Flow Amount                                                                                      1,211,592.74
Extra Principal Distribution Amount                                                                                        321.65

Servicing Compensation                                                                                                  73,435.85
Credit Risk Manager Fee                                                                                                  2,203.08
Trustee Fee                                                                                                              1,468.72

Current Advances Required                                                                                                    0.00
Current Advances Actually Made                                                                                               0.00
Current Advances Shortfall                                                                                                   0.00
Cummulative Advances                                                                                                         0.00

Loans Delinquent
                                           Group 1
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                       231            21,873,724.63                 12.85 %
                                          2 Month                        95             9,204,253.69                  5.41 %
                                          3 Month                       103            10,410,134.80                  6.11 %
                                           Total                        429            41,488,113.12                 24.37 %
                                           Group Totals
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                       231            21,873,724.63                 12.85 %
                                          2 Month                        95             9,204,253.69                  5.41 %
                                          3 Month                       103            10,410,134.80                  6.11 %
                                           Total                        429            41,488,113.12                 24.37 %

                                          Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures
                                                               Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                   121           12,695,520.73                  7.46 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                   121           12,695,520.73                  7.46 %

Loans in Bankruptcy
                                                               Loans in Bankruptcy

                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                    33            3,067,868.68                  1.80 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                    33            3,067,868.68                  1.80 %



Loans in REO
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                    22            2,220,939.43                  1.30 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                    22            2,220,939.43                  1.30 %

Prepayment Penalties                                                                                       13,358.50

Deferred Interest                                                                                         500,336.65

Realized Losses
Current Realized Losses                                                                                       321.65
Cummulative Realized Losses                                                                                14,545.21

Class M1 Unpaid Realized Loss Amount                                                                            0.00
Class M2 Unpaid Realized Loss Amount                                                                            0.00
Class B1 Unpaid Realized Loss Amount                                                                            0.00
Class B2 Unpaid Realized Loss Amount                                                                            0.00

Substitution Loan Amount                                                                                        0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                                                          0.00
Class M1 Outstanding Interest Shortfall                                                                         0.00
Class M2 Outstanding Interest Shortfall                                                                         0.00
Class B1  Outstanding Interest Shortfall                                                                        0.00
Class B2  Outstanding Interest Shortfall                                                                        0.00
Class X Outstanding Interest Shortfall                                                                          0.00

Net Rate Carryover Amount - Class A                                                                             0.00
Unpaid Net Rate Carryover Amount - Class A                                                                      0.00
Net Rate Carryover Amount - Class M1                                                                            0.00
Unpaid Net Rate Carryover Amount - Class M1                                                                     0.00
Net Rate Carryover Amount - Class M2                                                                            0.00
Unpaid Net Rate Carryover Amount - Class M2                                                                     0.00
Net Rate Carryover Amount - Class B1                                                                            0.00
Unpaid Net Rate Carryover Amount - Class B1                                                                     0.00
Net Rate Carryover Amount - Class B2                                                                            0.00
Unpaid Net Rate Carryover Amount - Class B2                                                                     0.00

Current Period Relief Act Interest Shortfalls                                                                   0.00
Class A Interest Accrual Relief Act Reduction                                                                   0.00
Class M1  Interest Accrual Relief Act Reduction                                                                 0.00
Class M2 Interest Accrual Relief Act Reduction                                                                  0.00
Class B1  Interest Accrual Relief Act Reduction                                                                 0.00
Class B2  Interest Accrual Relief Act Reduction                                                                 0.00
Total Class Interest Accrual Relief Act Reduction                                                               0.00

Net Prepayment Interest Shortfalls                                                                              0.00
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction                                            0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                          0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction                                           0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction                                          0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction                                          0.00
Total Class Interest Accrual Relief Act Reduction                                                               0.00

Net Prepayment Interest Excess                                                                                  0.00

Basis Risk Interest Shortfalls Paid                                                                             0.00
Class A Basis Risk Interest Shortfalls Paid                                                                     0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                    0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                    0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                    0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                    0.00

Total Basis Risk Interest Shortfalls Paid                                                                       0.00
Class A Basis Risk Interest Shortfalls Paid                                                                     0.00
Class M1 Basis Risk Interest Shortfalls Paid                                                                    0.00
Class M2 Basis Risk Interest Shortfalls Paid                                                                    0.00
Class B1 Basis Risk Interest Shortfalls Paid                                                                    0.00
Class B2 Basis Risk Interest Shortfalls Paid                                                                    0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                                                           1,000.00
Proceeds from Permitted Investments                                                                             0.00
Deposits to the Basis Reserve Fund                                                                              0.00
Ending Balance                                                                                              1,000.00

Applicable Libor Rate                                                                                       1.110000

(xiv) Has the Trigger Event Occured                                                                              YES

Rolling 3 Month Prior Delinquency Percentage                                                               19.4666 %

Cummulative Realized Losses as a Percentage of Original Collateral Balance                                  0.0000 %

Available Funds                                                                                         7,526,135.11
Interest Remittance Amount                                                                              1,541,319.66
Principal Remittance Amount                                                                             5,984,815.45

Class X Distributable Amount                                                                            1,211,271.09
